UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2011

NCR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-00395	31-0387920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3097 Satellite Blvd., Duluth, Georgia		30096
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 11, 2011, NCR Corporation, a Maryland corporation (“NCR”) and Radiant Systems, Inc., a Georgia corporation (“Radiant”), issued a joint press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing a planned tender offer by Ranger Acquisition Corporation, a Georgia corporation and a wholly-owned subsidiary of NCR (“Purchaser”), to purchase all shares of outstanding common stock, no par value, of Radiant, to be commenced pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) dated July 11, 2011, by and among NCR, Purchaser and Radiant.

In addition, on July 11, 2011, NCR and Radiant provided supplemental information regarding Radiant and the transactions contemplated by the Merger Agreement in connection with a joint presentation and a conference call with analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Important Additional Information

This Current Report on Form 8-K (this “Report”) relates to a planned tender offer by Purchaser, a wholly-owned subsidiary of NCR, for all shares of outstanding common stock of Radiant, to be commenced pursuant to the Merger Agreement by and among NCR, Purchaser and Radiant.

The tender offer referred to in this Report has not yet commenced. This Report is neither an offer to purchase nor a solicitation of an offer to sell any shares of Radiant. The solicitation and the offer to buy shares of Radiant common stock will be made pursuant to an offer to purchase and related materials that NCR and Purchaser intend to file with the U.S. Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, NCR and Purchaser intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer and Radiant intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. NCR, Purchaser and Radiant intend to mail these documents to the shareholders of Radiant. These documents will contain important information about the tender offer and shareholders of Radiant are urged to read them carefully when they become available. Investors and shareholders of Radiant will be able to obtain a free copy of these documents (when they become available) and other documents filed by NCR, Purchaser and Radiant with the SEC at the website maintained by the SEC at www.sec.gov. In addition, the tender offer statement and related materials may be obtained for free (when they become available) by directing such requests to NCR Corporation at Attention: Investor Relations, 3097 Satellite Boulevard, Duluth, GA 30096. Investors and shareholders of Radiant may obtain a free copy of the solicitation/recommendation statement and other documents (when they become available) from Radiant by directing requests to Radiant Systems, Inc. at 3925 Brookside Parkway, Alpharetta, GA 30022, Attn: Investor Relations Director.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release issued by NCR Corporation and Radiant Systems, Inc. on July 11, 2011

99.2	Investor Presentation, dated July 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Jennifer M. Daniels
Jennifer M. Daniels
Senior Vice President, General Counsel and Corporate Secretary

Date: July 11, 2011

EXHIBIT INDEX

99.1	Joint Press Release issued by NCR Corporation and Radiant Systems, Inc. on July 11, 2011

99.2	Investor Presentation, dated July 11, 2011